UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Advisors’ Inner Circle Fund

Edgewood Growth Fund

Annual Report	October 31, 2012

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-791-4226; and (ii) on the SEC’s website at http://www.sec.gov.

i

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

Dear Shareholders:

Your Fund’s performance was -1.41% (Institutional Shares) and -1.66% (Retail Shares) for the six months ended October 31, 2012. The performance of the S&P 500 Growth Index was +1.32% and the S&P 500 Index was +2.16% in the same period of time. Looking at the trailing twelve months, the Fund appreciated by 12.39% (Institutional Shares) and +12.23% (Retail Shares). In the same trailing twelve month period, the S&P 500 Growth Index appreciated by +13.93% and the S&P 500 Index grew by +15.21%.

The Fund’s calendar year to date performance was +14.13% (Institutional Shares) and +14.00% (Retail Shares) for the period of January 1 through October 31, 2012. The performance of the S&P 500 Growth Index was +13.70% and the S&P 500 Index was +14.29% in the same period of time.

We are pleased to note that as of October 31, 2012, the Edgewood Growth Fund was ranked in the top third of our Morningstar category for the trailing twelve months and last three years.

Over the last year, our best performing sectors relative to our benchmark (S&P 500 Growth) were Health Care (adding 123 basis points), Information Technology (adding 91 basis points), and Financials (adding 90 basis points). Not surprisingly many of our top performing stocks for the year came from these sectors. Our top five portfolio contributors were Visa, Apple, Illumina, American Tower and Yum! Brands. Visa continued to benefit from the global shift from cash and checks to electronic payments. Apple is probably the best “new product” company that we have seen in our careers; and despite the enormous size of its market cap, continuing innovation makes it increasingly hard for competitors to catch up. Illumina is the market leader in providing tools to the rapidly growing field of genomic research. American Tower is at the center of the explosive demand for wireless communications coverage. Lastly, Yum! Brands has a very strong Chinese business which has been a significant driver of company results.

Our worst performing sectors relative to our benchmark were Consumer Staples (reducing our return by 122 basis points), Consumer Discretionary (reducing our return by 107 basis points) and Industrials (reducing our return by 91 basis points). As you might expect, some of our worst performing stocks came from these sectors. Our 5 worst performing stocks for the year were Southwestern Energy, IHS, Chipotle Mexican Grill, Oracle and Coach. The performance of Southwestern Energy was impacted by continued low natural

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

gas prices and industry wide pressure on companies in this space. IHS had a bit of a slowdown in part of its non-subscription business which spooked investors, but we remain enthusiastic shareholders of IHS and are focused on the growth of the more consistent subscription based elements of its business. Chipotle Mexican Grill had a slowdown in same store sales and gave subdued near term guidance which allowed Edgewood to increase our position size. Oracle’s stock price performance has been disappointing as macro fears (European austerity, the US fiscal cliff, etc.) inhibited investors from taking a more optimistic view of corporate IT spending. Finally, Coach stock has suffered as a result of increased competition in its core category and concerns about Chinese economic growth, however, we remain enthusiastic shareholders of Coach.

Last year we told you that we thought stocks were undervalued relative to bonds. We feel even more strongly about that today. Consider that the underlying earnings per share in the portfolio are growing a bit faster than the stocks are appreciating hence, our opinion is that the portfolio is even more valuable today.

We do not have an opinion about when the valuation disconnect between stocks and bonds will change, but eventually it should. We still hold the view that when one asset class is so much cheaper than another, the discrepancy will be fixed. While we wait, a 14% year to date return ending October 31, 2012 is not all bad!

Our economic assumptions have not changed much in the last year either. We are expecting US GDP to grow 2% or so over the next year. In a 2% GDP environment, we have a portfolio of companies that we are cautiously optimistic, in aggregate, should grow earnings per share 15-20%.

We are very pleased with the positioning of the companies within the portfolio, and think they should generate good returns for shareholders.

Sincerely,

Edgewood Management LLC

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Indices

The S&P 500 Growth Index is a market capitalization weighted index consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “S&P 500” is one of the most widely used benchmarks of U.S. equity performance.

Mutual fund investing involves risk, including loss of principal. The Edgewood Growth Fund is a non diversified fund.

Performance through September 30, 2012

Fund	Ticker	Three Months	One Year	Three Years*	Five Years*	Since Inception*
Edgewood Growth Fund, Institutional Shares	EGFIX	6.83%	27.62%	11.59%	2.06%	5.23%
Edgewood Growth Fund, Retail Shares	EGFFX	6.81%	27.89%	11.44%	1.76%	4.89%

*	Annualized

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, please call 800-791-4226. Expense ratios are: Institutional Shares 1.00% (net); 1.15% (gross); Retail Shares 1.40% (net); 1.55% (gross). The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2013. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until February 28, 2013. The Inception date of the Fund is February 28, 2006.

As of October 31, 2012, the Edgewood Growth Fund was ranked by Morningstar as follows out of U.S.-domiciled Large Growth funds: 28th percentile out of 1664 funds in the last year, 30th percentile out of 1492 funds in the last three years and 49th percentile out of 1295 funds in the last five years.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

Comparison of Change in the Value of a $10,000 Investment in the Edgewood Growth Fund, Institutional and Retail Shares, versus the S&P 500 Growth Index and the S&P 500 Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2012(1)
	One Year Return	3 Year Return	5 Year Return	Inception to Date*
Institutional Shares	12.39%	12.67%	(0.10)%	4.65%
Retail Shares	12.23%	12.51%	(0.43)%	4.30%
S&P 500 Growth Index	13.93%	13.93%	2.53%	5.11%
S&P 500 Index	15.21%	13.21%	0.36%	3.65%

*Commenced operations on February 28, 2006.

(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

SECTOR WEIGHTINGS (Unaudited)†:

†Percentages	are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.7%
	Shares	Value

BUSINESS SERVICES — 12.5%
Cognizant Technology Solutions, Cl A*	1,811,532	$120,738,608
Visa, Cl A	725,217	100,631,111

		221,369,719

CONSUMER DISCRETIONARY — 22.7%
Amazon.com*	377,716	87,939,839
Chipotle Mexican Grill, Cl A*	328,196	83,535,728
Coach	1,520,159	85,204,912
Viacom, Cl B	1,418,358	72,719,215
Yum! Brands	1,050,192	73,628,961

		403,028,655

CONSUMER STAPLES — 2.7%
Mead Johnson Nutrition, Cl A	769,683	47,458,654

FINANCIALS — 9.1%
CME Group, Cl A	1,379,290	77,143,690
T Rowe Price Group	1,313,615	85,306,158

		162,449,848

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 18.8%
Allergan	547,834	$49,261,233
Celgene*	1,546,787	113,410,423
Illumina*	1,711,441	81,310,562
Intuitive Surgical*	164,299	89,086,204

		333,068,422

INDUSTRIALS — 6.3%
Ecolab	888,469	61,837,442
Praxair	465,138	49,402,307

		111,239,749

INFORMATION TECHNOLOGY — 15.6%
Apple	118,562	70,556,246
Google, Cl A*	138,713	94,292,936
IHS, Cl A*	900,508	75,993,870
Oracle	1,170,715	36,350,701

		277,193,753

TELECOMMUNICATION SERVICES — 4.8%
American Tower, Cl A	1,140,829	85,893,015

WIRELESS — 6.2%
Qualcomm	1,894,572	110,974,555

TOTAL COMMON STOCK (Cost $1,379,922,912)		1,752,676,370

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

SHORT-TERM INVESTMENT — 1.5%

	Shares	Value

Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, Cl I, 0.090% (A) (Cost $26,050,039)	26,050,039	$26,050,039

TOTAL INVESTMENTS — 100.2% (Cost $1,405,972,951)		$1,778,726,409

Percentages are based on Net Assets of $1,774,626,134.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2012.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $1,405,972,951)	$1,778,726,409
Receivable for Capital Shares Sold	3,386,007
Dividends Receivable	468,893
Receivable due from Adviser	200,234
Prepaid Expenses	12,254

Total Assets	1,782,793,797

Liabilities:
Payable for Investment Securities Purchased	4,809,713
Payable due to Adviser	1,537,015
Payable for Capital Shares Redeemed	1,470,663
Payable due to Administrator	129,314
Distribution Fees Payable (Retail Shares)	25,548
Payable due to Shareholder Servicing Agent (Retail Shares)	21,804
Chief Compliance Officer Fees Payable	3,158
Payable due to Trustees	2,986
Other Accrued Expenses	167,462

Total Liabilities	8,167,663

Net Assets	$1,774,626,134

Net Assets Consist of:
Paid-in Capital	$1,461,534,050
Accumulated Net Investment Loss	(196,677)
Accumulated Net Realized Loss on Investments	(59,464,697)
Net Unrealized Appreciation on Investments	372,753,458

$1,774,626,134

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($1,651,696,471 ÷ 123,912,681 shares)	$13.33

Net Asset Value, Offering and Redemption Price Per Share — Retail Shares ($122,929,663 ÷ 9,431,313 shares)	$13.03

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$16,193,948

Total Investment Income	16,193,948

Expenses
Investment Advisory Fees	15,989,290
Administration Fees	1,354,177
Distribution Fees (Retail Shares)	255,846
Shareholder Servicing Fees (Retail Shares)	145,366
Trustees’ Fees	13,182
Chief Compliance Officer Fees	9,257
Transfer Agent Fees	434,706
Custodian Fees	68,994
Professional Fees	62,566
Printing Fees	48,281
Registration Fees	48,272
Insurance and Other Expenses	24,285

Total Expenses	18,454,222
Less:
Waiver of Investment Advisory Fees*	(2,062,032)
Fees Paid Indirectly	(1,565)

Net Expenses	16,390,625

Net Investment Loss	(196,677)

Net Realized Gain on Investments	31,419,089
Net Change in Unrealized Appreciation on Investments	142,079,258

Net Realized and Unrealized Gain on Investments	173,498,347

Net Increase in Net Assets Resulting from Operations	$173,301,670

*	See Note 5 in Notes to Financial Statements.

.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2012	Year Ended October 31, 2011

Operations:
Net Investment Loss	$(196,677)	$(4,759,933)
Net Realized Gain on Investments and Foreign Currency Transactions	31,419,089	60,137,554
Net Change in Unrealized Appreciation on Investments	142,079,258	29,888,972

Net Increase in Net Assets Resulting from Operations	173,301,670	85,266,593

Capital Share Transactions:(1)
Institutional Shares
Issued	548,172,637	563,761,161
Redeemed	(290,696,095)	(238,961,283)

Net Institutional Share Transactions	257,476,542	324,799,878

Retail Shares
Issued	77,275,449	32,916,369
Redeemed	(41,353,192)	(58,107,514)

Net Retail Share Transactions	35,922,257	(25,191,145)

Net Increase in Net Assets from Share Transactions	293,398,799	299,608,733

Total Increase in Net Assets	466,700,469	384,875,326

Net Assets:
Beginning of Year	1,307,925,665	923,050,339

End of Year (including accumulated net investment loss of $(196,677) and $0, respectively)	$1,774,626,134	$1,307,925,665

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Net Asset Value, Beginning of Year	$11.86	$10.90	$9.32	$8.45	$13.61

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	—	(0.04)	(0.04)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss)	1.47	1.00	1.62	0.92	(4.91)

Total from Operations	1.47	0.96	1.58	0.87	(4.96)

Distributions:
Net Realized Gain	—	—	—	—	(0.20)
Net Asset Value, End of Year	$13.33	$11.86	$10.90	$9.32	$8.45

Total Return†	12.39%	8.81%	16.95%	10.30%	(36.93)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,651,696	$1,230,687	$829,040	$881,970	$448,470
Ratio of Expenses to Average Net Assets (Including Fees Paid Indirectly)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.13%	1.15%	1.14%	1.16%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	(0.37)%	(0.36)%	(0.56)%	(0.44)%
Portfolio Turnover Rate	38%	39%	75%	38%	86%

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Retail Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Net Asset Value, Beginning of Year	$11.61	$10.70	$9.15	$8.31	$13.53

Income (Loss) from Operations:
Net Investment Loss(1)	(0.05)	(0.09)	(0.07)	(0.08)	(0.09)
Net Realized and Unrealized Gain (Loss)	1.47	1.00	1.62	0.92	(4.93)

Total from Operations	1.42	0.91	1.55	0.84	(5.02)

Distributions:
Net Realized Gain	—	—	—	—	(0.20)
Net Asset Value, End of Year	$13.03	$11.61	$10.70	$9.15	$8.31

Total Return†	12.23%	8.50%	16.94%	10.11%	(37.60)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$122,930	$77,239	$94,010	$83,007	$16,769
Ratio of Expenses to Average Net Assets (Including Fees Paid Indirectly)	1.39%	1.40%	1.38%	1.35%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.52%	1.55%	1.53%	1.51%	1.70%
Ratio of Net Investment Loss to Average Net Assets	(0.37)%	(0.76)%	(0.74)%	(0.93)%	(0.83)%
Portfolio Turnover Rate	38%	39%	75%	38%	86%

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.

Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 funds. The financial statements herein are those of the Edgewood Growth Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Retail Shares. The Fund is non-diversified and its investment objective is to provide long-term growth of capital. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2012, all of the Fund’s investments are Level 1. For details of the investment classification, reference the Schedule of Investments. For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2012, there were no Level 3 securities.

For the year ended October 31, 2012, there have been no significant changes to the Fund’s fair value methodologies.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2012, the Fund did not incur any interest or penalties.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by the Fund.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services at an annual rate of 0.10% on the first $250 million, 0.09% on the next $250 million, and 0.08% of any amount above $500 million of the Fund’s average daily net assets. There is a minimum annual rate of $90,000 for the Fund, plus $15,000 for each additional class of shares.

The Fund has adopted the Distribution Plan (the “Plan”) for the Retail Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Retail Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Retail Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2012, the Fund’s Retail Shares incurred $145,366 of shareholder servicing fees, an effective rate of 0.14%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2012, the Fund earned cash management credits of $1,565 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory:

Under the terms of an investment advisory agreement, Edgewood Management LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2013. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until February 28, 2013.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

6.	Share Transactions

	Year Ended October 31, 2012	Year Ended October 31, 2011

Share Transactions:
Institutional Shares
Issued	42,624,179	48,492,591
Redeemed	(22,491,842)	(20,762,407)

Net Share Transactions	20,132,337	27,730,184

Retail Shares
Issued	6,050,960	2,901,534
Redeemed	(3,272,070)	(5,038,285)

Net Share Transactions	2,778,890	(2,136,751)

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund made purchases of $875,328,481 and sales of $590,176,289 of investment securities other than long-term U.S. Government and short-term securities. The Fund had no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. There were no permanent differences for the year ended October 31, 2012.

There were no dividends or distributions declared during the fiscal years ended October 31, 2012 and October 31, 2011.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(39,971,144)
Late-Year Loss Deferral	(196,677)
Unrealized Appreciation	353,259,905

Total Net Distributable Earnings	$313,092,084

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future gains. As of October 31, 2012, the Fund had the following capital loss carryforwards:

Year Expiring	Amount
October 2018	$11,006,324
October 2017	28,964,820

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the fiscal year ended October 31, 2012, the Fund utilized $33,791,238 in capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2012 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,425,466,504	$424,236,681	$(70,976,776)	$353,259,905

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

9.	Concentration/Risks:

The Fund’s investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Other:

At October 31, 2012, 17% of Institutional and 89% of Retail total shares outstanding were held by 2 record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Edgewood Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Edgewood Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edgewood Growth Fund of the Advisors’ Inner Circle Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2012

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways.

•

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Shares	$1,000.00	$985.90	1.00%	$5.01
Retail Shares	1,000.00	983.40	1.42	7.10

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.16	1.00%	$5.09
Retail Shares	1,000.00	1,018.05	1.42	7.22

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

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OCTOBER 31, 2012

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-791-4226. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
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OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney — SEI Investments Company

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
OCTOBER 31, 2012

Other Directorships Held by Trustee

None.
None.
None.
None.
None.

Edgewood Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-791-4226

Investment Adviser:

Edgewood Management LLC

535 Madison Avenue 15th Floor

New York, New York 10022-4214

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

EMC-AR-001-0700

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.